EXTENSION AGREEMENT

     This extension agreement is entered into between Tower Tech, Inc. as Maker and Electrical Constructors as Lender to mutually extend the Maturity date of that certain Promissory Note dated May 8, 1996 in the amount of $500,000.00 to June 14, 2000. Initials: JHE HC

Lender Signature:                          Maker Signature:
Electrical Constructors                    Tower Tech, Inc.
37 East Sylvan                             PO Box 1838
Columbus, Ohio 43204                       Chickasha, Oklahoma 73023

ss/J. H. Elliott                           ss/Harold Curtis
______________________                     _______________________
JAMES ELLIOTT                              HAROLD CURTIS
Partner                                    Chief Executive Officer


Attest:                                    Attest:

Ss/Nancy L. Fenstemaker                    ss/Lana Morgan
______________________                     ________________________
NANCY L. FENSTEMAKER                       LANA MORGAN
Witness                                    Secretary